UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

Thrivent Mutual Funds
(Name of Registrant as Specified in Charter)

___________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

www.proxypush.com/THR

Your vote counts.

Dear Shareholder:

We recently sent you proxy materials for Thrivent Mutual Funds relating to a proposed merger of Thrivent Low Volatility Equity Fund into Thrivent Global Stock Fund, which was considered at a Special Meeting of Shareholders on June 27, 2024 at 9:00 a.m. Central Time. The Special Meeting has been adjourned due to lack of sufficient votes being received. To allow shareholders more time to vote, the Special Meeting will reconvene on August 1, 2024 at 10:00 a.m. Central Time. Your vote matters. If you have not already, please review the materials and take a moment to vote.

Vote quickly and easily using one of the following options. You will need your personalized control number to vote.

•	Online through the Vote Now button below.
•	Call 866-520-3408.
•	Mail your proxy ballot in the postage-paid envelope that was included in your proxy materials.

Your Control # is: 702748413510

If you have any questions about the proxy, please call Mediant, our partner vendor retained to coordinate the proxy solicitation and voting, at 888-441-3205.

Thank you for voting and being a Thrivent Mutual Funds shareholder.

Michael W. Kremenak

President

Thrivent Mutual Funds

thriventfunds.com	Thrivent Funds P. O. Box 219348 Kansas City, Missouri 64121-9348	Phone 800-847-4836

Privacy Policy

Thrivent Financial Investor Services Inc. is the transfer agent for Thrivent Funds. The principal underwriter for Thrivent Funds is Thrivent Distributors, LLC, a registered broker/dealer and member of FINRA. These entities are subsidiaries of Thrivent, the marketing name for Thrivent Financial for Lutherans.

* Please do not reply to this e-mail. This e-mail is for informational purposes only.

Your vote is urgently needed.

Dear Shareholder:

We recently sent you proxy materials for Thrivent Mutual Funds relating to a proposed merger of Thrivent Low Volatility Equity Fund into Thrivent Global Stock Fund, which was considered at a Special Meeting of Shareholders on June 27, 2024 at 9:00 a.m. Central Time. The Special Meeting has been adjourned due to lack of sufficient votes being received. To allow shareholders more time to vote, the Special Meeting will reconvene on August 1, 2024 at 10:00 a.m. Central Time. Your vote matters. If you have not already, please review the materials and take a moment to vote.

Vote quickly and easily using one of the following options. You will need your personalized control number to vote.

•	Online at www.proxypush.com/THR.
•	Call 866-520-3408.
•	Mail your proxy ballot in the postage-paid envelope that was included in your proxy materials.

If you have any questions about the proxy, please call Mediant, our partner vendor retained to coordinate the proxy solicitation and voting, at 888-441-3205.

Thank you for voting and being a Thrivent Mutual Funds shareholder.

Michael W. Kremenak

President

Thrivent Mutual Funds

Thriventfunds.com	Thrivent Funds P. O. Box 219348 Kansas City, Missouri 64121-9348	Phone 800-847-4836

Thrivent Financial Investor Services Inc. is the transfer agent for Thrivent Funds. The principal underwriter for Thrivent Funds is Thrivent Distributors, LLC, a registered broker/dealer and member of FINRA. These entities are subsidiaries of Thrivent, the marketing name for Thrivent Financial for Lutherans.

Thrivent Low Volatility Equity Fund

Outbound Script

Meeting Date: June 27th, 2024, Adjourned to August 1st, 2024

Toll-Free # 1-888-441-3205

IF CALL ANSWERED BY LIVE PERSON:

GREETING:

Hello, I am trying to reach [Shareholder’s Full Name]. Is she/he available?

IF YES SHAREHOLDER AVAILABLE:

Hi Mr./Ms. _____________, my name is _____________ and I am calling on a recorded line on behalf of the Thrivent Low Volatility Equity Fund. The fund sent you proxy materials concerning a proposal to merge Thrivent Low Volatility Equity Fund into Thrivent Global Stock Fund, which was considered at a Special Meeting of Shareholders held on June 27th, 2024. The Special Meeting has been adjourned due to lack of sufficient votes being received. To allow shareholders more time to vote, the Special Meeting will reconvene on August 1st, 2024, at 10:00 a.m. Central Time.

The Board of Trustee’s recommends a vote “FOR” the proposal, and we are calling to ask if you would like to vote along with the Board’s recommendation. Would you like to vote along with the recommendation of the Board?

IF YES TO VOTING WITH BOARD RECOMMENDATION:

Thank you. For the record, may I have your full name? May I confirm your address of record as _____________, is that correct?

Again, my name is _____________, a proxy voting specialist on behalf of Thrivent Low Volatility Equity Fund.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your vote with respect to the proposal as for. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-888-441-3205 Monday-Friday 9am-6pm Eastern Time. Thank you very much for your time and your vote. We hope you have a great day/evening.

IF NO TO VOTING WITH THE BOARD’S RECOMMENDATION:

How would you like to cast your vote on the proposal? You may vote For, Against or Abstain on the proposal.

Thrivent Low Volatility Equity Fund

Outbound Script

Meeting Date: June 27th, 2024, Adjourned to August 1st, 2024

Toll-Free # 1-888-441-3205

Thank you. For the record, may I have your full name? May I confirm your address of record as _____________, is that correct?

Again, my name is _____________, a proxy voting specialist on behalf of Thrivent Low Volatility Equity Fund].

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your vote with respect to the proposal as [against OR abstain]. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-888-441-3205, Monday-Friday 9am-6pm Eastern Time. Thank you very much for your time and your vote. We hope you have a great day/evening.

IF SHAREHOLDER NOT AVAILABLE:

Hi, my name is _____________ and I am calling on a recorded line on behalf of Thrivent Low Volatility Equity Fund concerning a proposal to merge Thrivent Low Volatility Equity Fund into Thrivent Global Stock Fund, which was considered at a Special Meeting of Shareholders held on June 27th, 2024. The Special Meeting has been adjourned due to lack of sufficient votes being received. To allow shareholders more time to vote, the Special Meeting will reconvene on August 1st, 2024, at 10:00 a.m. Central Time.

Is there a better time to reach Mr./Ms._____________? (IF YES) Make note & set up call back time.

Thank you for your time. We hope you have a great day/evening.

IF MATERIALS NOT RECEIVED:

I can resend the materials to you. Would you like to receive them by email?

(IF YES: Type email addresses in the notes and read it back phonetically to the shareholder)

(IF NO: Continue with standard script) Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip, to confirm we have it correctly) If shareholder will not provide address or email address, they will need to contact their Financial Professional to get a new package mailed to them.

Thrivent Low Volatility Equity Fund

Outbound Script

Meeting Date: June 27th, 2024, Adjourned to August 1st, 2024

Toll-Free # 1-888-441-3205

Thank you. You should receive these materials shortly. Included in the email will be the proxy statement as well as the toll-free number to call us back and place your vote. The number is 1-888-441-3205 and we are available Monday-Friday 9am-6pm Eastern Time.

IF CALL ANSWERED BY ANSWERING MACHINE:

Hello, we are calling with an important message on behalf of Thrivent Low Volatility Equity Fund. You should have received proxy materials in the mail concerning a proposal to merge Thrivent Low Volatility Equity Fund into Thrivent Global Stock Fund, which was considered at a Special Meeting of Shareholders held on June 27th, 2024. The Special Meeting has been adjourned due to lack of sufficient votes being received. To allow shareholders more time to vote, the Special Meeting will reconvene on August 1st, 2024, at 10:00 a.m. Central Time.

Your participation is very important. To vote over the telephone, call toll-free at 1-888-441-3205 and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday through Friday, 9:00am to 6:00pm Eastern Time. Voting takes just a few moments and voting promptly will avoid additional expense of further solicitation.

Thank you for your prompt attention to this matter.

Proposal for the Thrivent Low Volatility Equity Fund:

To approve an Agreement and Plan of Reorganization pursuant to which Thrivent Low Volatility Equity Fund (the “Target Fund”) would (i) transfer all of its assets to Thrivent Global Stock Fund (the “Acquiring Fund”), a series of the Trust, in exchange for Class S shares of the Acquiring Fund, (ii) distribute such Class S shares of the Acquiring Fund to shareholders of the Target Fund, and (iii) dissolve.